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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  January 22, 2001
                                                 ------------------

                       COMMONWEALTH BIOTECHNOLOGIES, INC.
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

       Virginia                               001-13467                   56-1641133
--------------------------                    ---------                   ----------
    (State or Other                    (Commission File Number)           (IRS Employer
    Jurisdiction of                                                    Identification No.)
     Incorporation)


            601 Biotech Drive, Richmond, Virginia             23235
            -----------------------------------------------------------
               (Address of Principal Executive Offices)     (Zip Code)

Registrant's telephone number, including area code:  (804) 648-3820
                                                     ---------------


                                      N/A
     ---------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

  On January 22, 2001, the Registrant announced the resignation of one director and the election of three additional members to the Registrant's Board of Directors. A copy of the press release relating to the announcement is attached as an exhibit hereto.

Item 7.  Financial Statements and Exhibits.

  (a) Financial Statements of Businesses Acquired.

          Not applicable.

  (b) Pro Forma Financial Information.

          Not applicable.

  (c)  Exhibits.

       99.1 Press Release, dated January 22, 2001, relating to the resignation of one director and the election of three additional members to the Registrant's Board of Directors.

                                       2
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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    COMMONWEALTH BIOTECHNOLOGIES, INC.



                                    By:     /s/ Richard J. Freer, Ph.D.
                                        ------------------------------------
                                          Richard J. Freer, Ph.D.
                                          Chairman


January 22, 2001

                                       3
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                                 EXHIBIT INDEX


Number         Description of Exhibit
------         ----------------------

99.1 Press Release, dated January 22, 2001, relating to the resignation of one director and the election of three additional members to the Registrant's Board of Directors.